UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04700

                              The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                   Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                              Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2012

Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 19.2%, compared with total returns of 16.0% and 10.1% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 23.6%. The Fund’s NAV per share was $5.60, while the price of the publicly traded shares closed at $5.58 on the New York Stock Exchange (“NYSE”). See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)

	1 Year	5 Year	10 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	19.21%	2.15%	11.09%	9.67%	10.37%	10.43%
Investment Total Return (c)	23.62	1.84	9.86	9.62	11.34	10.06
S&P 500 Index	16.00	1.66	7.10	8.22	9.71	9.27(d)
Dow Jones Industrial Average	10.14	2.60	7.32	9.66	10.77	10.47(d)
Nasdaq Composite Index	17.60	3.77	9.43	7.86	8.40	8.15(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

The Gabelli Equity Trust Inc.

Food and Beverage	12.6%
Cable and Satellite	8.2%
Financial Services	7.4%
Equipment and Supplies	6.4%
Energy and Utilities	5.9%
Diversified Industrial	5.8%
Entertainment	5.6%
Health Care	4.1%
Consumer Products	4.0%
Telecommunications	3.7%
Automotive: Parts and Accessories	3.5%
Consumer Services	3.2%
Machinery	3.0%
Retail	2.8%
Publishing	2.6%
Aerospace and Defense	2.6%
Business Services	2.4%
Aviation: Parts and Services	2.1%
Hotels and Gaming	1.8%
Broadcasting	1.5%

Specialty Chemicals	1.5%
Electronics	1.2%
Metals and Mining	1.1%
Wireless Communications	0.9%
Computer Software and Services	0.9%
Environmental Services	0.9%
U.S. Government Obligations	0.8%
Agriculture	0.8%
Communications Equipment	0.5%
Automotive	0.5%
Transportation	0.4%
Real Estate	0.4%
Closed-End Funds	0.4%
Building and Construction	0.3%
Real Estate Investment Trusts	0.1%
Manufactured Housing and Recreational Vehicles	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended December 31, 2012 (Unaudited)

		Ownership at December 31,
	Shares	2012
NET PURCHASES
Common Stocks
Avon Products Inc.	30,000	95,000
Blyth Inc.	14,000	25,000
Boston Scientific Corp.	18,000	330,000
Citigroup Inc.	27,000	107,000
Coldwater Creek Inc.(a)	5,000	5,000
Eaton Corp. plc(b)	148,760	148,760
Endo Health Solutions Inc.	4,000	12,000
Freeport-McMoRan Copper & Gold Inc.	6,000	30,000
Gardner Denver Inc.	15,000	15,000
Hillshire Brands Co.	4,000	140,000
Kraft Foods Group Inc.(c)	53,333	53,333
Liberty Ventures, Cl. A	3,451	13,451
Mondelez International Inc., Cl. A(c)	180,000	220,000
NRG Energy Inc.(d)	1,824	1,824
Orient-Express Hotels Ltd., Cl. A	13,000	45,000
Pentair Ltd.(e)	44,318	44,318
Ryman Hospitality Properties Inc.(f)	195,784	195,784
Skyline Corp.	5,000	34,000
The ADT Corp.(e)	112,500	112,500
True Religion Apparel Inc.	85,000	85,000

NET SALES
Common Stocks
Artio Global Investors Inc.	(13,000)	13,000
Bel Fuse Inc., Cl. A	(500)	18,500
BorgWarner Inc.	(4,000)	65,000
Brunswick Corp.	(7,000)	-
Burger King Worldwide Inc.	(10,000)	50,000
Chestnut Hill Ventures(g)	(2,002)	-
Cisco Systems Inc.	(10,000)	65,000
CLARCOR Inc.	(16,000)	122,000
CNH Global NV	(2,000)	10,000
Coldwater Creek Inc.(a)	(20,000)	-
Collective Brands Inc.(h)	(126,000)	-
Cooper Industries plc(b)	(198,000)	-
Deckers Outdoor Corp.	(10,000)	-
Diamond Foods Inc.	(20,000)	-
DIRECTV	(7,000)	460,000
Dole Food Co. Inc.	(10,000)	40,000
Ford Motor Co.	(5,000)	30,000
Fortune Brands Home & Security Inc.	(9,000)	121,000
GATX Corp.	(2,000)	139,000
Gaylord Entertainment Co.(f)	(173,000)	-
GenOn Energy Inc.(d)	(15,000)	-

		Ownership at December 31,
	Shares	2012
GrafTech International Ltd.	(5,000)	95,000
Griffon Corp.	(2,000)	28,000
Grupo Bimbo SAB de CV, Cl. A	(50,000)	2,000,000
H.J. Heinz Co.	(13,000)	20,000
Huntsman Corp.	(17,000)	23,000
IDEX Corp.	(3,000)	285,000
Ingredion Inc.	(1,000)	25,000
InterXion Holding NV	(7,000)	28,000
Janus Capital Group Inc.	(13,000)	302,000
Kaman Corp.	(2,000)	35,800
Kinder Morgan Inc.	(5,000)	75,000
Kraft Foods Inc., Cl. A(c)	(160,000)	-
Layne Christensen Co.	(2,000)	23,000
Liberty Media Corp. - Liberty Capital, Cl. A	(2,000)	78,000
LSI Corp.	(5,000)	45,000
Macy’s Inc.	(4,000)	373,000
Materion Corp.	(200)	4,800
Monster Worldwide Inc.	(40,000)	19,000
National Fuel Gas Co.	(2,000)	5,000
Navistar International Corp.	(20,000)	120,000
News Corp., Cl. A	(20,000)	630,000
NII Holdings Inc.	(70,000)	-
OMNOVA Solutions Inc.	(3,000)	260,000
Pentair Inc.(e)	(1,000)	-
Regeneron Pharmaceuticals Inc.	(2,000)	3,000
RPC Inc.	(3,000)	32,000
SanDisk Corp.	(10,000)	-
Sealed Air Corp.	(8,000)	14,000
Smiths Group plc	(20,000)	30,000
Swedish Match AB	(2,000)	835,000
Telefonos de Mexico SAB de CV, Cl. L(i)	(80,000)	-
Telephone & Data Systems Inc.	(21,740)	589,000
Tenneco Inc.	(1,000)	-
Terex Corp.	(8,000)	-
The Bank of New York Mellon Corp.	(3,000)	200,000
The Boeing Co.	(3,000)	140,000
The Clorox Co.	(5,000)	-
The E.W. Scripps Co., Cl. A	(2,000)	25,000
The Greenbrier Companies Inc.	(3,000)	15,000
The Madison Square Garden Co., Cl. A	(15,000)	326,000
Time Warner Inc.	(14,000)	206,000
Transocean Ltd.	(5,000)	9,000
Trinity Industries Inc.	(1,000)	37,000
TripAdvisor Inc.	(10,428)	17,000
Tutor Perini Corp.	(10,000)	-
Vale SA, ADR	(4,000)	14,000
Verizon Communications Inc.	(5,000)	145,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2012 (Unaudited)

		Ownership at December 31,
	Shares	2012
Viterra Inc.(j)	(100,000)	-
Westar Energy Inc.	(5,000)	200,000
Yahoo! Inc.	(45,000)	355,000
Warrants
Talbots Inc., expire 04/06/15	(145,000)	-
Rights
Contax Participacoes SA, expire 10/02/12	(129)	-
Liberty Ventures, expire 10/09/12(k)	(3,333)	-

(a)	Reverse Stock Split - 1 share for every 4 shares held. Identifier change from 193068103 to 193068202.
(b)	Merger - $39.15 cash and 0.77479 shares of Eaton Corp. plc for every 1 share of Cooper Industries plc held. 6,000 shares of Cooper Industries plc were sold before the merger.
(c)

Name change and Spin-off - Name change from Kraft Foods Inc., Cl. A to Mondelez International Inc., Cl. A. Received 1 share of Kraft Foods Group Inc. for every 3 shares of Mondelez International Inc., Cl. A held for the spin-off. 20,000 shares of Mondelez International Inc., Cl. A were purchased after the spin-off.

(d)	Merger - 0.1216 shares of NRG Energy Inc. for every 1 share of GenOn Energy Inc. held.
(e)

Spin-off and merger - 0.5 shares of The ADT Corp. plus 0.244867 shares of Pentair Ltd. for 1 share of Tyco International Ltd. held for the spin-off. Then 1 share of Pentair Ltd. for every 1 share of Pentair Inc. held for the merger. 5,390 shares of Pentair Ltd. were sold after the spin-off and merger. 11,000 shares of the The ADT Corp. were purchased after the spin-off and merger.

(f)	Merger - 1 share of Ryman Hospitality Properties Inc. for every 1 share of Gaylord Entertainment Co. held. 22,784 shares of Ryman Hospitality Properties Inc. were purchased after the merger.
(g)	Liquidation Tender Offer
(h)	Merger - $21.75 cash for every 1 share of Collective Brands Inc. held.
(i)	Tender Offer - 80,000 shares were tendered at 10.225 MXN per share.
(j)	Tender Offer - 100,000 shares were tendered at 16.25 CAD per share.
(k)	Rights Exercise - All shares of Liberty Ventures, expire 10/09/12 (53071M112) held were exercised. 1 share of Liberty Ventures, expire 10/09/12 was purchased before rights exercise.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	Food and Beverage — 12.6%
109,000	Beam Inc.(a)	$3,892,696	$6,658,810
52,500	Brown-Forman Corp., Cl. A	1,761,167	3,245,025
9,375	Brown-Forman Corp., Cl. B	410,925	592,969
75,000	Campbell Soup Co.	2,084,700	2,616,750
15,000	Coca-Cola Enterprises Inc.	275,289	475,950
54,000	Constellation Brands Inc., Cl. A†	677,279	1,911,060
222,000	Danone SA	10,623,550	14,623,693
599,000	Davide Campari - Milano SpA	3,115,159	4,585,797
670,000	DE Master Blenders 1753 NV†	7,254,723	7,710,837
70,000	Dean Foods Co.†	1,358,268	1,155,700
199,000	Diageo plc, ADR	8,255,063	23,199,420
40,000	Dole Food Co. Inc.†	573,064	458,800
100,000	Dr Pepper Snapple Group Inc.	2,291,138	4,418,000
65,000	Flowers Foods Inc.	321,721	1,512,550
83,000	Fomento Economico Mexicano SAB de CV, ADR	1,109,710	8,358,100
40,000	General Mills Inc.	967,929	1,616,400
2,000,000	Grupo Bimbo SAB de CV, Cl. A	1,569,780	5,178,589
20,000	H.J. Heinz Co.	704,215	1,153,600
44,000	Heineken NV	2,071,793	2,931,204
140,000	Hillshire Brands Co.	3,587,291	3,939,600
25,000	Ingredion Inc.	347,245	1,610,750
110,000	ITO EN Ltd.	2,537,808	2,018,815
15,000	Kellogg Co.	554,287	837,750
64,000	Kerry Group plc, Cl. A	735,609	3,363,886
53,333	Kraft Foods Group Inc.	1,667,255	2,425,051
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	2,106,917
220,000	Mondelez International Inc., Cl. A	4,651,595	5,603,400
70,000	Morinaga Milk Industry Co. Ltd.	299,202	223,005
26,000	Nestlé SA	576,337	1,694,200
210,000	PepsiCo Inc.	11,513,352	14,370,300
46,000	Pernod-Ricard SA	3,968,283	5,309,187
37,000	Post Holdings Inc.†	353,395	1,267,250
70,500	Ralcorp Holdings Inc.†	1,584,061	6,320,325
40,673	Remy Cointreau SA	2,357,660	4,441,496
130,000	The Coca-Cola Co.	2,905,349	4,712,500
20,000	The Hain Celestial Group Inc.†	267,663	1,084,400
2,000	The J.M. Smucker Co.	52,993	172,480
134,930	Tootsie Roll Industries Inc.	1,519,168	3,497,386
67,000	Tyson Foods Inc., Cl. A	625,344	1,299,800
350,000	Yakult Honsha Co. Ltd.	9,912,895	15,250,765

		99,732,508	173,952,517

Shares		Cost	Market Value
	Cable and Satellite — 8.2%
282,000	AMC Networks Inc., Cl. A†	$5,091,186	$13,959,000
1,170,000	Cablevision Systems Corp., Cl. A	14,025,514	17,479,800
87,000	Comcast Corp., Cl. A, Special	527,953	3,127,650
460,000	DIRECTV†	10,310,928	23,073,600
100,000	DISH Network Corp., Cl. A	2,524,679	3,640,000
30,740	EchoStar Corp., Cl. A†	923,528	1,051,923
84,000	Liberty Global Inc., Cl. A†	1,526,720	5,291,160
84,000	Liberty Global Inc., Cl. C†	1,653,621	4,935,000
481,690	Rogers Communications Inc., Cl. B, New York	3,993,639	21,926,529
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	876,686
118,000	Scripps Networks Interactive Inc., Cl. A	3,787,615	6,834,560
154,000	Shaw Communications Inc., Cl. B, New York	316,962	3,538,920
40,000	Shaw Communications Inc., Cl. B, Toronto	52,983	918,468
67,000	Time Warner Cable Inc.	3,851,950	6,511,730

		48,724,702	113,165,026

	Financial Services — 7.4%
459,000	American Express Co.(b)	21,390,516	26,383,320
14,000	Argo Group International Holdings Ltd.	516,438	470,260
13,000	Artio Global Investors Inc.	145,131	24,700
72,000	Banco Santander SA, ADR	545,542	588,240
128	Berkshire Hathaway Inc., Cl. A†	375,826	17,159,680
10,000	Calamos Asset Management Inc., Cl. A	88,164	105,700
10,000	CIT Group Inc.†	380,469	386,400
107,000	Citigroup Inc.	3,870,732	4,232,920
20,000	Deutsche Bank AG	914,496	885,800
10,000	Fortress Investment Group LLC, Cl. A	49,693	43,900
24,000	H&R Block Inc.	388,570	445,680
37,000	Interactive Brokers Group Inc., Cl. A	639,563	506,160
302,000	Janus Capital Group Inc.	3,485,499	2,573,040
49,088	JPMorgan Chase & Co.	1,540,997	2,158,399
30,000	Kinnevik Investment AB, Cl. A	450,841	645,379
121,000	Legg Mason Inc.	2,387,027	3,112,120
136,000	Leucadia National Corp.	1,804,206	3,235,440
10,000	Loews Corp.	384,673	407,500
135,000	Marsh & McLennan Companies Inc.	4,085,756	4,653,450
11,000	Moody’s Corp.	427,219	553,520
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	209,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
120,000	State Street Corp.	$4,047,374	$5,641,200
20,000	SunTrust Banks Inc.	419,333	567,000
140,000	T. Rowe Price Group Inc.	4,303,432	9,118,200
200,000	The Bank of New York Mellon Corp.	5,976,480	5,140,000
40,000	The Charles Schwab Corp.	584,500	574,400
14,500	The Dun & Bradstreet Corp.	323,896	1,140,425
58,000	Waddell & Reed Financial Inc., Cl. A	1,269,335	2,019,560
270,000	Wells Fargo & Co.	8,051,764	9,228,600
13,000	WR Berkley Corp.	476,775	490,620

		69,538,806	102,700,613

	Equipment and Supplies — 6.4%
471,000	AMETEK Inc.	3,378,355	17,695,470
3,500	Amphenol Corp., Cl. A	12,928	226,450
94,000	CIRCOR International Inc.	974,241	3,721,460
375,000	Donaldson Co. Inc.	2,929,440	12,315,000
98,000	Flowserve Corp.	2,993,806	14,386,400
22,000	Franklin Electric Co. Inc.	242,405	1,367,740
60,000	Gerber Scientific Inc., Escrow†(c)	0	600
95,000	GrafTech International Ltd.†	900,398	892,050
285,000	IDEX Corp.	6,827,668	13,261,050
40,000	Ingersoll-Rand plc	752,578	1,918,400
178,000	Lufkin Industries Inc.	832,264	10,347,140
21,000	Mueller Industries Inc.	961,098	1,050,630
14,000	Sealed Air Corp.	224,301	245,140
60,000	Tenaris SA, ADR	2,619,433	2,515,200
15,000	The Greenbrier Companies Inc.†	297,309	242,550
4,000	The Manitowoc Co. Inc.	25,450	62,720
70,000	The Weir Group plc	294,552	2,136,650
150,000	Watts Water Technologies Inc., Cl. A	2,145,439	6,448,500

		26,411,665	88,833,150

	Energy and Utilities — 5.9%
18,000	ABB Ltd., ADR	280,260	374,220
32,000	Anadarko Petroleum Corp.	1,377,320	2,377,920
60,000	Apache Corp.	2,338,860	4,710,000
89,000	BP plc, ADR	4,798,388	3,705,960
55,000	CH Energy Group Inc.	2,267,744	3,587,100
29,000	CMS Energy Corp.	185,272	707,020
204,000	ConocoPhillips	9,443,623	11,829,960
22,000	CONSOL Energy Inc.	852,421	706,200
18,000	Duke Energy Corp.	978,282	1,148,400
236,000	El Paso Electric Co.	4,091,133	7,530,760
75,000	Exxon Mobil Corp.	2,571,862	6,491,250
140,000	GenOn Energy Inc., Escrow†(c)	0	0

Shares		Cost	Market Value
198,000	Halliburton Co.	$3,391,894	$6,868,620
75,000	Kinder Morgan Inc.	1,519,781	2,649,750
12,000	Marathon Oil Corp.	291,255	367,920
6,000	Marathon Petroleum Corp.	186,212	378,000
5,000	National Fuel Gas Co.	375,875	253,450
22,000	NextEra Energy Inc.	1,153,471	1,522,180
2,000	Niko Resources Ltd., OTC	110,842	21,232
500	Niko Resources Ltd., Toronto	21,373	5,353
60,000	Northeast Utilities	1,158,797	2,344,800
1,824	NRG Energy Inc.	141,261	41,934
38,000	Oceaneering International Inc.	512,207	2,044,020
100,000	Phillips 66	2,764,959	5,310,000
175,000	Rowan Companies plc, Cl. A†	6,557,766	5,472,250
32,000	RPC Inc.	415,439	391,680
5,000	SJW Corp.	68,704	133,000
20,000	Southwest Gas Corp.	451,132	848,200
120,000	Spectra Energy Corp.	3,012,277	3,285,600
60,000	The AES Corp.	342,618	642,000
9,000	Transocean Ltd.†	442,041	401,850
200,000	Westar Energy Inc.	3,330,741	5,724,000

		55,433,810	81,874,629

	Diversified Industrial — 5.6%
3,000	Acuity Brands Inc.	76,507	203,190
152,000	Ampco-Pittsburgh Corp.	1,976,139	3,036,960
207,000	Crane Co.	4,850,462	9,579,960
148,760	Eaton Corp. plc	7,721,460	8,062,775
15,000	Gardner Denver Inc.	1,050,450	1,027,500
200,000	General Electric Co.	3,617,496	4,198,000
154,000	Greif Inc., Cl. A	1,648,005	6,853,000
15,000	Greif Inc., Cl. B	674,933	727,350
28,000	Griffon Corp.	245,583	320,880
389,000	Honeywell International Inc.	12,744,372	24,689,830
128,000	ITT Corp.	1,507,566	3,002,880
11,000	Jardine Strategic Holdings Ltd.	222,951	390,720
2,000	Kennametal Inc.	77,640	80,000
26,000	Material Sciences Corp.†	26,265	234,780
95,000	Park-Ohio Holdings Corp.†	974,355	2,024,450
44,318	Pentair Ltd.	1,576,957	2,178,230
30,000	Smiths Group plc	488,167	580,419
15,000	Sulzer AG	461,722	2,363,199
15,000	Tredegar Corp.	204,650	306,300
37,000	Trinity Industries Inc.	778,882	1,325,340
203,000	Tyco International Ltd.	4,548,007	5,937,750

		45,472,569	77,123,513

	Entertainment — 5.6%
80,000	Discovery Communications Inc., Cl. A†	1,454,470	5,078,400
82,000	Discovery Communications Inc., Cl. C†	1,036,307	4,797,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
500	DreamWorks Animation SKG Inc., Cl. A†	$10,535	$8,285
645,000	Grupo Televisa SAB, ADR	7,487,837	17,144,100
6,000	Regal Entertainment Group, Cl. A	76,931	83,700
32,000	Societe d’Edition de Canal +	34,010	209,081
326,000	The Madison Square Garden Co., Cl. A†	5,683,956	14,458,100
206,000	Time Warner Inc.	8,245,350	9,852,980
50,000	Tokyo Broadcasting System Holdings Inc.	1,125,042	521,729
90,000	Universal Entertainment Corp.	1,773,459	1,542,679
290,000	Viacom Inc., Cl. A	13,397,689	15,738,300
330,666	Vivendi SA	8,503,632	7,398,084

		48,829,218	76,832,438

	Health Care — 4.1%
10,000	Abbott Laboratories	425,367	655,000
13,000	Allergan Inc.	603,993	1,192,490
36,000	Amgen Inc.	2,104,520	3,107,520
24,000	Baxter International Inc.	1,145,592	1,599,840
15,000	Becton, Dickinson and Co.	1,213,063	1,172,850
31,000	Biogen Idec Inc.†	624,029	4,546,770
330,000	Boston Scientific Corp.†	2,432,566	1,890,900
85,000	Bristol-Myers Squibb Co.	2,152,363	2,770,150
49,000	Covidien plc	1,929,854	2,829,260
12,000	Endo Health Solutions Inc.†	363,802	315,240
28,000	Henry Schein Inc.†	719,282	2,252,880
30,000	Hospira Inc.†	997,242	937,200
40,000	Johnson & Johnson	2,595,348	2,804,000
65,000	Life Technologies Corp.†	1,748,348	3,190,200
40,000	Mead Johnson Nutrition Co.	1,797,128	2,635,600
100,000	Merck & Co. Inc.	2,237,482	4,094,000
9,600	Nobel Biocare Holding AG	275,441	81,448
97,000	Novartis AG, ADR	4,333,718	6,140,100
3,000	Regeneron Pharmaceuticals Inc.†	411,845	513,210
100,000	Sunrise Senior Living Inc.†	1,433,983	1,438,000
10,000	Teva Pharmaceutical Industries Ltd., ADR	392,264	373,400
94,000	UnitedHealth Group Inc.	4,429,213	5,098,560
4,000	Waters Corp.†	285,470	348,480
12,000	Watson Pharmaceuticals Inc.†	491,936	1,032,000
60,000	William Demant Holding A/S†	2,727,517	5,136,670
10,000	Zimmer Holdings Inc.	522,759	666,600

		38,394,125	56,822,368

	Consumer Products — 4.0%
95,000	Avon Products Inc.	1,962,298	1,364,200
25,000	Blyth Inc.	652,380	388,750

Shares		Cost	Market Value
16,500	Christian Dior SA	$624,386	$2,793,196
24,000	Church & Dwight Co. Inc.	79,628	1,285,680
94,000	Energizer Holdings Inc.	4,395,004	7,518,120
2,100	Givaudan SA	608,272	2,211,010
55,000	Hanesbrands Inc.†	1,267,652	1,970,100
28,000	Harley-Davidson Inc.	1,300,779	1,367,520
4,000	Jarden Corp.	91,909	206,800
7,000	Mattel Inc.	126,000	256,340
11,683	National Presto Industries Inc.	552,055	807,295
10,000	Oil-Dri Corp. of America	171,255	276,000
55,000	Reckitt Benckiser Group plc	1,688,933	3,465,700
32,400	Svenska Cellulosa AB, Cl. B	441,093	702,490
835,000	Swedish Match AB	9,240,975	28,016,730
2,000	The Estee Lauder Companies Inc., Cl. A	72,260	119,720
85,000	True Religion Apparel Inc.	2,209,471	2,160,700

		25,484,350	54,910,351

	Telecommunications — 3.6%
65,000	BCE Inc.	1,607,838	2,791,100
1,000,000	BT Group plc, Cl. A	4,135,105	3,754,122
7,040,836	Cable & Wireless Jamaica Ltd.(d)	128,658	12,189
620,000	Cincinnati Bell Inc.†	3,274,665	3,397,600
130,000	Deutsche Telekom AG, ADR	2,137,750	1,477,060
36,000	Hellenic Telecommunications Organization SA†	452,922	242,344
15,000	Hellenic Telecommunications Organization SA, ADR†	91,062	51,420
88,244	Koninklijke KPN NV	205,369	432,834
390,027	Oi SA, ADR	2,877,212	1,564,008
30,000	Oi SA, Cl. C, ADR	274,005	129,000
750,000	Sprint Nextel Corp.†	3,751,902	4,252,500
21,000	Telecom Argentina SA, ADR	127,554	238,980
565,000	Telecom Italia SpA	2,308,990	509,365
88,253	Telefonica Brasil SA, ADR	2,232,998	2,123,367
597,315	Telefonica SA, ADR	9,146,761	8,057,779
589,000	Telephone & Data Systems Inc.	25,325,216	13,040,460
15,000	TELUS Corp.	280,203	981,703
145,000	Verizon Communications Inc.	4,750,005	6,274,150

		63,108,215	49,329,981

	Automotive: Parts and Accessories — 3.5%
65,000	BorgWarner Inc.†	1,565,970	4,655,300
122,000	CLARCOR Inc.	1,055,459	5,829,160
215,000	Dana Holding Corp.	1,440,698	3,356,150
256,000	Genuine Parts Co.	9,168,176	16,276,480
147,000	Johnson Controls Inc.	3,141,470	4,512,900
230,000	Modine Manufacturing Co.†	4,930,877	1,869,900
85,000	O’Reilly Automotive Inc.†	2,393,129	7,600,700
152,000	Standard Motor Products Inc.	1,520,657	3,377,440

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Automotive: Parts and Accessories (Continued)
65,000	Superior Industries International Inc.	$1,310,494	$1,326,000

		26,526,930	48,804,030

	Consumer Services — 3.2%
70,000	IAC/InterActiveCorp.	1,788,691	3,311,000
200,000	Liberty Interactive Corp., Cl. A†	3,742,739	3,936,000
13,451	Liberty Ventures, Cl. A†	540,061	911,440
1,337,000	Rollins Inc.	9,132,991	29,467,480
112,500	The ADT Corp.	3,426,118	5,230,125
17,000	TripAdvisor Inc.†	535,884	713,320

		19,166,484	43,569,365

	Machinery — 3.0%
15,000	Caterpillar Inc.	101,378	1,343,700
10,000	CNH Global NV	287,320	402,900
376,000	Deere & Co.(b)	10,962,073	32,493,920
267,000	Xylem Inc.	4,320,747	7,235,700

		15,671,518	41,476,220

	Retail — 2.8%
7,000	Abercrombie & Fitch Co., Cl. A	249,378	335,790
71,000	AutoNation Inc.†	745,868	2,818,700
50,000	Burger King Worldwide Inc.	782,378	822,000
10,000	Coinstar Inc.†	513,555	520,100
5,000	Coldwater Creek Inc.†	71,673	24,050
40,000	Costco Wholesale Corp.	1,843,960	3,950,800
120,000	CVS Caremark Corp.	4,075,042	5,802,000
28,000	HSN Inc.	701,694	1,542,240
373,000	Macy’s Inc.	6,587,785	14,554,460
36,000	Sally Beauty Holdings Inc.†	285,202	848,520
13,000	The Cheesecake Factory Inc.	380,728	425,360
5,000	Tiffany & Co.	285,150	286,700
66,000	Walgreen Co.	2,035,048	2,442,660
39,000	Wal-Mart Stores Inc.	1,947,671	2,660,970
21,000	Whole Foods Market Inc.	423,988	1,917,930

		20,929,120	38,952,280

	Publishing — 2.6%
120,000	Il Sole 24 Ore SpA†	316,725	83,395
130,000	Media General Inc., Cl. A†	1,142,790	559,000
110,000	Meredith Corp.	4,693,916	3,789,500
630,000	News Corp., Cl. A	7,025,268	16,090,200
355,000	News Corp., Cl. B	5,695,245	9,315,200
25,000	The E.W. Scripps Co., Cl. A†	157,281	270,250
116,000	The McGraw-Hill Companies Inc.	4,729,254	6,341,720

		23,760,479	36,449,265

Shares		Cost	Market Value
	Aerospace and Defense — 2.6%
612,015	BBA Aviation plc	$1,468,801	$2,217,050
240,000	Exelis Inc.	1,747,195	2,704,800
35,800	Kaman Corp.	881,634	1,317,440
3,000	Lockheed Martin Corp.	175,770	276,870
25,000	Northrop Grumman Corp.	1,282,844	1,689,500
1,200,000	Rolls-Royce Holdings plc	9,166,092	17,027,569
140,000	The Boeing Co.(a)	9,271,809	10,550,400

		23,994,145	35,783,629

	Business Services — 2.4%
1	Ascent Capital Group Inc., Cl. A†	23	62
159,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,236,036	1,116,180
33,000	Contax Participacoes SA, Preference	67,778	398,095
75,000	Diebold Inc.	2,811,878	2,295,750
4,000	Edenred	57,883	123,020
200,000	G4S plc	0	833,347
18,000	Jardine Matheson Holdings Ltd.	565,207	1,116,000
89,000	Landauer Inc.	2,479,290	5,447,690
36,500	MasterCard Inc., Cl. A	1,472,775	17,931,720
19,000	Monster Worldwide Inc.†	165,967	106,780
315,000	The Interpublic Group of Companies Inc.	2,655,599	3,471,300
4,000	Visa Inc., Cl. A	176,000	606,320

		11,688,436	33,446,264

	Aviation: Parts and Services — 2.1%
320,000	Curtiss-Wright Corp.	4,507,634	10,505,600
275,000	GenCorp Inc.†	2,370,094	2,516,250
86,000	Precision Castparts Corp.	4,424,470	16,290,120

		11,302,198	29,311,970

	Hotels and Gaming — 1.8%
20,000	Accor SA	694,524	704,725
70,000	Genting Singapore plc	52,525	79,366
8,000	Hyatt Hotels Corp., Cl. A†	263,258	308,560
32,000	Interval Leisure Group Inc.	610,959	620,480
1,330,000	Ladbrokes plc	8,850,280	4,284,329
54,000	Las Vegas Sands Corp.	751,456	2,492,640
3,600,000	Mandarin Oriental International Ltd.	6,769,756	5,220,000
90,000	MGM China Holdings Ltd.	177,759	162,795
30,000	MGM Resorts International†	277,963	349,200
45,000	Orient-Express Hotels Ltd., Cl. A†	621,367	526,050
40,000	Pinnacle Entertainment Inc.†	189,091	633,200
195,784	Ryman Hospitality Properties Inc.	5,325,762	7,529,860

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
34,000	Starwood Hotels & Resorts Worldwide Inc.	$520,597	$1,950,240
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	279,195
2,000	Wynn Resorts Ltd.	74,539	224,980

		25,335,286	25,365,620

	Broadcasting — 1.5%
260,000	CBS Corp., Cl. A, Voting	7,495,771	9,874,800
2,000	Cogeco Inc.	39,014	67,920
22,334	Corus Entertainment Inc., Cl. B, OTC	40,694	553,883
6,666	Corus Entertainment Inc., Cl. B, Toronto	12,406	164,723
30,000	Gray Television Inc.†	54,872	66,000
78,000	Liberty Media Corp. - Liberty Capital, Cl. A†	1,087,979	9,048,780
24,000	LIN TV Corp., Cl. A†	156,403	180,720
100,000	Television Broadcasts Ltd.	396,239	747,015

		9,283,378	20,703,841

	Specialty Chemicals — 1.5%
9,000	Ashland Inc.	150,660	723,690
24,000	E. I. du Pont de Nemours and Co.	1,082,876	1,079,280
410,000	Ferro Corp.†	4,075,513	1,713,800
8,000	FMC Corp.	136,430	468,160
33,000	H.B. Fuller Co.	657,228	1,149,060
23,000	Huntsman Corp.	315,417	365,700
67,000	International Flavors & Fragrances Inc.	3,160,460	4,458,180
260,000	OMNOVA Solutions Inc.†	1,582,997	1,822,600
204,000	Sensient Technologies Corp.	3,714,916	7,254,240
1,000	SGL Carbon SE	38,562	39,665
98,000	Zep Inc.	1,274,077	1,415,120

		16,189,136	20,489,495

	Electronics — 1.2%
18,500	Bel Fuse Inc., Cl. A	541,181	318,385
39,000	Emerson Electric Co.	1,975,128	2,065,440
4,000	Hitachi Ltd., ADR	287,076	235,720
90,000	Intel Corp.	1,934,046	1,856,700
36,342	Koninklijke Philips Electronics NV	88,879	964,517
45,000	LSI Corp.†	254,272	318,600
2,400	Mettler-Toledo International Inc.†	337,270	463,920
20,000	Molex Inc., Cl. A	363,729	446,400
50,000	TE Connectivity Ltd.	1,933,397	1,856,000
270,000	Texas Instruments Inc.	6,455,544	8,353,800

		14,170,522	16,879,482

Shares		Cost	Market Value
	Metals and Mining — 1.1%
44,000	Agnico-Eagle Mines Ltd.	$1,853,887	$2,308,240
105,000	Alcoa Inc.	989,440	911,400
64,000	Barrick Gold Corp.	1,873,920	2,240,640
30,000	Freeport-McMoRan Copper & Gold Inc.	1,088,752	1,026,000
4,800	Materion Corp.	108,162	123,744
50,000	New Hope Corp. Ltd.	67,580	218,595
156,000	Newmont Mining Corp.	5,355,090	7,244,640
72,900	Turquoise Hill Resources Ltd.†	585,032	554,769
14,000	Vale SA, ADR	251,982	293,440

		12,173,845	14,921,468

	Wireless Communications — 0.9%
130,000	America Movil SAB de CV, Cl. L, ADR	843,732	3,008,200
7,000	Millicom International Cellular SA, SDR	700,202	605,476
1,500	NTT DoCoMo Inc.	2,980,751	2,146,938
54,075	Tim Participacoes SA, ADR	390,208	1,071,766
118,000	United States Cellular Corp.†	5,451,900	4,158,320
65,000	Vodafone Group plc, ADR	1,725,536	1,637,350

		12,092,329	12,628,050

	Computer Software and Services — 0.9%
7,000	Check Point Software Technologies Ltd.†	118,774	333,480
20,000	Electronic Arts Inc.†	287,086	290,600
28,000	InterXion Holding NV†	410,382	665,280
70,000	NCR Corp.†	939,507	1,783,600
26,000	Rockwell Automation Inc.	863,281	2,183,740
355,000	Yahoo! Inc.†	6,207,160	7,064,500

		8,826,190	12,321,200

	Environmental Services — 0.9%
210,000	Republic Services Inc.	4,445,444	6,159,300
170,000	Waste Management Inc.	4,320,028	5,735,800

		8,765,472	11,895,100

	Agriculture — 0.8%
254,000	Archer Daniels Midland Co.	5,831,188	6,957,060
20,000	Monsanto Co.	892,389	1,893,000
15,000	Syngenta AG, ADR	189,981	1,212,000
10,000	The Mosaic Co.	428,085	566,300

		7,341,643	10,628,360

	Communications Equipment — 0.5%
65,000	Cisco Systems Inc.	1,277,867	1,277,250
500,000	Corning Inc.	4,439,577	6,310,000

		5,717,444	7,587,250

	Automotive — 0.5%
30,000	Ford Motor Co.	473,650	388,500

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Automotive (Continued)
120,000	Navistar International Corp.†	$3,036,484	$2,612,400
81,000	PACCAR Inc.	356,389	3,662,010

		3,866,523	6,662,910

	Transportation — 0.4%
139,000	GATX Corp.	4,378,472	6,018,700

	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	529,368	1,498,500
190,000	The St. Joe Co.†	3,716,903	4,385,200

		4,246,271	5,883,700

	Closed-End Funds — 0.4%
30,000	Royce Value Trust Inc.	368,797	402,600
100,000	The Central Europe and Russia Fund Inc.	2,467,853	3,397,000
72,481	The New Germany Fund Inc.	791,210	1,129,254

		3,627,860	4,928,854

	Building and Construction — 0.3%
121,000	Fortune Brands Home & Security Inc.†	1,246,415	3,535,620
23,000	Layne Christensen Co.†	437,789	558,210

		1,684,204	4,093,830

	Real Estate Investment Trusts — 0.1%
1,800	Camden Property Trust	33,741	122,778
34,000	Rayonier Inc.	723,745	1,762,220

		757,486	1,884,998

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	132,795	603,392
10,000	Nobility Homes Inc.†	183,582	49,000
34,000	Skyline Corp.†	610,753	138,040

		927,130	790,432

	TOTAL COMMON STOCKS	813,552,469	1,367,020,899

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	628,042	979,875

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
140,800	Kinder Morgan Inc., expire 05/25/17†	164,570	532,224

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
$ 2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(e)	$2,000,000	$2,132,500

	U.S. GOVERNMENT OBLIGATIONS — 0.8%
11,776,000	U.S. Treasury Bills, 0.070% to 0.150%††, 03/14/13 to 06/20/13(f)	11,771,818	11,772,285

TOTAL INVESTMENTS — 100.0%		$828,116,899	1,382,437,783

Other Assets and Liabilities (Net)			2,522,877

PREFERRED STOCK (9,384,384 preferred shares outstanding)			(334,509,600)

NET ASSETS — COMMON STOCK (187,715,980 common shares outstanding)			$1,050,451,060

NET ASSET VALUE PER COMMON SHARE ($1,050,451,060 ÷ 187,715,980 shares outstanding)			$5.60

(a)	Securities, or a portion thereof, with a value of $2,576,275, were deposited with the broker for current or potential holdings.
(b)	Securities, or a portion thereof, with a value of $39,711,200, is reserved and/or pledged with the custodian for current or potential holdings.
(c)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $600 or 0.00% of total investments.

(d)

At December 31, 2012, the Fund held an investment in a restricted security amounting to $12,189 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0017
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of the Rule 144A security amounted to $2,132,500 or 0.15% of total investments.

(f)	At December 31, 2012, $3,000,000 of the principal amount was pledged as collateral for current or potential holdings.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2012

ADR American Depositary Receipt

SDR Swedish Depositary Receipt

	%of
	Market	Market
Geographic Diversification	Value	Value
North America	79.5%	$1,099,341,378
Europe	15.4	212,426,924
Latin America	2.9	40,516,145
Japan	1.6	21,939,650
Asia/Pacific	0.6	8,213,686

Total Investments	100.0%	$1,382,437,783

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities December 31, 2012
Assets:
Investments, at value (cost $828,116,899)	$1,382,437,783
Foreign currency, at value (cost $2,790)	2,763
Cash	3,767
Receivable for investments sold	4,713,437
Dividends and interest receivable	1,810,121
Deferred offering expense	124,086
Prepaid expenses	32,355

Total Assets	1,389,124,312

Liabilities:
Distributions payable	217,676
Payable for investment advisory fees	2,621,396
Payable for payroll expenses	75,731
Payable for accounting fees	3,750
Payable for auction agent fees	873,578
Payable for shareholder communications expenses	217,953
Payable for preferred offering expenses	46,711
Other accrued expenses	106,857

Total Liabilities	4,163,652

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G Cumulative Preferred Stock ($25 liquidation value, $0.001 par value, 2,816,524 shares authorized with 2,816,524 shares issued and outstanding) (See Note 5)	70,413,100
Series H Cumulative Preferred Stock (5.000%, $25 liquidation value, $0.001 par value, 4,200,000 shares authorized with 4,200,000 shares issued and outstanding)	105,000,000

Total Preferred Stock	334,509,600

Net Assets Attributable to Common Shareholders	$1,050,451,060

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$551,038,930
Accumulated distributions in excess of net investment income	(594,042)
Accumulated net realized loss on investments, futures contracts, and foreign currency transactions	(54,302,474)
Net unrealized appreciation on investments	554,320,884
Net unrealized depreciation on foreign currency translations	(12,238)

Net Assets	$1,050,451,060

Net Asset Value per Common Share:

($1,050,451,060 ÷ 187,715,980 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$5.60

Statement of Operations For the Year Ended December 31, 2012
Investment Income:
Dividends (net of foreign withholding taxes of $373,126)	$30,775,362
Interest	110,657

Total Investment Income	30,886,019

Expenses:
Investment advisory fees	13,505,748
Shareholder communications expenses	525,253
Custodian fees	188,562
Directors’ fees	181,022
Payroll expenses	173,737
Shareholder services fees	127,541
Legal and audit fees	82,876
Accounting fees	45,000
Miscellaneous expenses	329,328

Total Expenses	15,159,067

Net Investment Income	15,726,952

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	31,859,706
Capital gain distributions from investment companies	35,290
Net realized loss on futures contracts	(2,970,214)
Net realized loss on foreign currency transactions	(20,174)

Net realized gain on investments, futures contracts, and foreign currency transactions	28,904,608

Net change in unrealized appreciation/depreciation:
on investments	150,643,876
on futures contracts	179,411
on foreign currency translations	(21,252)

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	150,802,035

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	179,706,643

Net Increase in Net Assets Resulting from Operations	195,433,595

Total Distributions to Preferred Shareholders	(14,424,539)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$181,009,056

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$15,726,952	$13,105,587
Net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions	28,904,608	2,943,344
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	150,802,035	(18,496,012)

Net Increase/(Decrease) in Net Assets Resulting from Operations	195,433,595	(2,447,081)

Distributions to Preferred Shareholders:
Net investment income	(5,031,388)	(10,150,930)
Net realized short-term gain	(9,393,151)	(2,538,209)

Total Distributions to Preferred Shareholders	(14,424,539)	(12,689,139)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	181,009,056	(15,136,220)

Distributions to Common Shareholders:
Net investment income	(10,788,546)	(3,337,003)
Net realized short-term gain	(20,141,253)	(834,407)
Return of capital	(73,112,281)	(99,713,931)

Total Distributions to Common Shareholders	(104,042,080)	(103,885,341)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	17,071,629	20,156,854
Adjustment to reflect the taxable of the preferred rights offering to preferred shareholders	702,048	—
Offering costs for preferred shares charged to paid-in capital	(4,239,995)	—

Net Increase in Net Assets from Fund Share Transactions	13,533,682	20,156,854

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	90,500,658	(98,864,707)

Net Assets Attributable to Common Shareholders:
Beginning of period	959,950,402	1,058,815,109

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,050,451,060	$959,950,402

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2012	2011		2010	2009		2008
Operating Performance:
Net asset value, beginning of period	$5.20	$5.85		$5.03	$4.14		$9.22

Net investment income	0.09	0.07		0.05	0.06		0.12
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	0.97	(0.08)		1.35	1.62		(4.30)

Total from investment operations	1.06	(0.01)		1.40	1.68		(4.18)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	(0.06)		(0.05)	(0.07)		(0.11)
Net realized gain	(0.05)	(0.01)		—	—		—
Return of capital	—	—		(0.02)	—		—

Total distributions to preferred shareholders	(0.08)	(0.07)		(0.07)	(0.07)		(0.11)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.98	(0.08)		1.33	1.61		(4.29)

Distributions to Common Shareholders:
Net investment income	(0.06)	(0.02)		—	(0.00	)(b)	0.00 (b)
Net realized gain	(0.11)	(0.00	)(b)	—	—		—
Return of capital	(0.39)	(0.55)		(0.51)	(0.72)		(0.80)

Total distributions to common shareholders	(0.56)	(0.57)		(0.51)	(0.72)		(0.80)

Fund Share Transactions:
Increase/(decrease) in net asset value from common stock share transactions	—	—		—	0.00	(b)	0.01
Increase in net asset value from repurchase of preferred shares	—	—		—	0.00	(b)	0.00 (b)
Recapture of gain on sale of Fund shares by an affiliate	—	—		0.00 (b)	—		—
Offering costs for preferred shares charged to paid-in capital	(0.02)	—		—	—		0.00 (b)

Total Fund share transactions	(0.02)	—		0.00 (b)	0.00	(b)	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$5.60	$5.20		$5.85	$5.03		$4.14

NAV Total Return †	19.05%	(1.17)%		28.15%	44.10%		(49.06)%

Market value, end of period	$5.58	$4.99		$5.67	$5.04		$3.70

Investment total return ††	23.62%	(2.15)%		23.96%	61.56%		(54.77)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,384,961	$1,265,307		$1,364,172	$1,215,626		$1,106,614
Net assets attributable to common shares, end of period (in 000’s)	$1,050,451	$959,950		$1,058,815	$910,269		$724,076
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.54%	1.26%		0.92%	1.53%		1.73%
Ratio of operating expenses to average net assets attributable to common shares before fee reduction	1.48%	1.48%		1.50%	1.74%		1.52%
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.48%	1.19%		1.50%	1.72%		1.19%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reduction	1.12%	1.15%		1.14%	1.22%		1.14%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	1.12%	0.92%		1.14%	1.20%		0.89%
Portfolio turnover rate	4.2%	6.3%		5.5%	6.7%		13.5%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Preferred Stock:
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000	$72,000	$72,000	$72,000	$117,000
Total shares outstanding (in 000’s)	3	3	3	3	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,507	$103,593	$111,687	$99,525	$72,320
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097	$59,097	$59,097	$59,097	$72,532
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,901
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(d)	$25.75	$25.35	$25.03	$23.39	$22.69
Asset coverage per share	$103.51	$103.59	$111.69	$99.53	$72.32
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000	$28,000	$28,000	$28,000	$45,000
Total shares outstanding (in 000’s)	1	1	1	1	2
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,507	$103,593	$111,687	$99,525	$72,320
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—	$146,260	$146,260	$146,260	$148,007
Total shares outstanding (in 000’s)	—	5,850	5,850	5,850	5,920
Liquidation preference per share	—	$25.00	$25.00	$25.00	$25.00
Average market value(d)	—	$25.57	$25.71	$24.08	$23.48
Asset coverage per share	—	$103.59	$111.69	$99.53	$72.32
Series G Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$70,413	—	—	—	—
Total shares outstanding (in 000’s)	2,817	—	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value(d)	$26.01	—	—	—	—
Asset coverage per share	$103.51	—	—	—	—
5.000% Series H Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$105,000	—	—	—	—
Total shares outstanding (in 000’s)	4,200	—	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value(d)	$25.55	—	—	—	—
Asset coverage per share	$103.51	—	—	—	—
Asset Coverage(e)	414%	414%	447%	398%	289%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(d)	Based on weekly prices.
(e)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$ 88,832,550	—	$600	$ 88,833,150
Energy and Utilities	81,874,629	—	0	81,874,629
Other Industries (a)	1,196,313,120	—	—	1,196,313,120
Total Common Stocks	1,367,020,299	—	600	1,367,020,899
Convertible Preferred Stocks (a)	979,875	—	—	979,875
Warrants (a)	532,224	—	—	532,224
Convertible Corporate Bonds (a)	—	$ 2,132,500	—	2,132,500
U.S. Government Obligations	—	11,772,285	—	11,772,285
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,368,532,398	$13,904,785	$600	$1,382,437,783

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

At December 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund held equity futures contracts through December 27, 2012, with an average monthly notional amount of approximately $30,596,515. At December 31, 2012, the Fund held no investments in equity futures contracts.

For the year ended December 31, 2012, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2012, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses, taxable distributions in excess of book income, and adjustments on the sale of partnership securities. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,175 and decrease accumulated net realized loss on investments, futures contracts, and foreign currency transactions by $29,591,441, with an offsetting adjustment to paid-in capital.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 6.20% Series F Cumulative Preferred Stock, Series G Cumulative Preferred Stock, and 5.00% Series H Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$30,929,799	$14,424,539	$4,171,410	$12,689,139
Return of capital	73,112,281	—	99,713,931	—

Total distributions paid	$104,042,080	$14,424,539	$103,885,341	$12,689,139

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(38,870,325)
Net unrealized appreciation on investments and foreign currency translations	538,282,455
Total	$499,412,130

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$25,514,103
Capital Loss Carryforward Available through 2018	13,356,222

Total Capital Loss Carryforwards	$38,870,325

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $29,534,404.

At December 31, 2012, the difference between book basis and tax basis unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, adjustments on securities deemed a passive foreign investment company, adjustments on the sale of a security no longer deemed a passive foreign investment company, and basis adjustments on investments in partnership.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$844,143,090	$600,245,827	$(61,951,134)	$538,294,693

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Series C, Series D, and Series E Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the Series C, Series D, and Series E Preferred Stock for the period. For the year ended December 31, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of the outstanding Series C, Series D, Series E, and Series F (while outstanding) Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the Series C, Series D, Series E, and Series F Preferred Stock.

During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $110,617 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2012, the Fund paid or accrued $173,737 in payroll expenses in the Statement of Operations.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $55,326,416 and $133,956,068, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2012 and December 31, 2011, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	3,095,742	$17,071,629	3,762,752	$20,156,854

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, and Series H Preferred Stock at redemption prices of $25,000, $25, $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on June 30, 2011.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days is expected to vary with short-term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the current (since July 12, 2012) and subsequent maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series C and Series E Preferred Stock during the years ended December 31, 2012 and December 31, 2011.

The Fund redeemed 2,120,000 shares of its Series F Preferred Stock on September 26, 2012. The Fund redeemed the remaining Series F Preferred Stock on November 8, 2012. All of the Fund’s Series F Preferred Shares have been retired.

The Fund may redeem at anytime, in whole or in part, the Series D Preferred Stock at its redemption price. The Board has authorized the repurchase of Series D Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2012 and December 31, 2011, the Fund did not repurchase any shares of Series D Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2012	Net Proceeds	2012 Dividend Rate Range	Dividend Rate at 12/31/2012	Accrued Dividend at 12/31/2012
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.030% to 0.263%	0.140%	$ 1,680
D 5.875%	October 7, 2003	3,000,000	2,363,860	$ 72,375,842	Fixed Rate	5.875%	$57,865
E Auction Rate	October 7, 2003	2,000	1,120	$ 49,350,009	0.030% to 0.280%	0.070%	$ 218
G*	August 1, 2012	2,816,524	2,816,524	$ 69,812,243	Fixed Rate	6.000%	$70,413
H 5.000%	September 28, 2012	4,200,000	4,200,000	$101,167,500	Fixed Rate	5.000%	$87,500

*	The Series G Cumulative Preferred Stock has a 6.000% fixed rate until July 31, 2013. Beginning August 1, 2013, the fixed rate changes to 5.000%.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On August 1, 2012, the Fund received net proceeds of $69,911,605 (after deduction of $150,857 of solicitation fees and offering expenses of $350,638) from the rights offering in connection with the issuance of 2,816,524

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Series G Preferred Stock. In the offering, the Fund’s existing Series F Preferred shareholders received one transferable right for each share of Series F Preferred held on the record date (June 22, 2012). Holders of Rights were entitled to purchase one share of Series G Preferred by submitting one Right plus $25.00 (the “Subscription Price”) pursuant to the Offering. The Subscription Price was payable in cash, by surrender of Series F Preferred at the liquidation preference amount, or any combination of cash and Series F Preferred shares. 702,193 Series F Preferred shares with a liquidation value of $25.00 per share, or approximately $17.6 million, were surrendered by subscribing shareholders to acquire Series G Preferred. The surrendered Series F Preferred shares were retired. The proceeds raised in the rights offering were used to redeem a portion of the remaining outstanding Series F Preferred.

Commencing July 31, 2017, and anytime thereafter, the Fund at its option, may redeem the Series G Preferred Stock in whole or in part at the redemption price. The Board has authorized the repurchase of the Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2012, the Fund did not repurchase any of the Series G Preferred Stock.

On September 28, 2012, the Fund received net proceeds of $101,261,500 (after deduction of underwriting discounts of $3,307,500 and offering expenses of $431,000) from the public offering of 4,200,000 shares of Series H Preferred Stock. Commencing September 27, 2017, and anytime thereafter, the Fund at its option, may redeem the Series H Preferred Stock in whole or in part at the redemption price. A portion of the proceeds raised from the offering were used to redeem the remaining outstanding Series F Preferred. The Board has authorized the repurchase of the Series H Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2012, the Fund did not repurchase any of the Series H Preferred Stock.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4] :
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1986*	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011- 2012)

INDEPENDENT DIRECTORS[5] :
Anthony J. Colavita[6] Director Age: 77	Since 1999**	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[6] Director Age: 74	Since 1989***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1996-1998)	Director of First Republic Bank (banking) through January 2008
Frank J. Fahrenkopf, Jr. Director Age: 73	Since 1998**	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
Arthur V. Ferrara Director Age: 82	Since 2001*	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
William F. Heitmann Director Age: 63	Since 2012***	3	Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems)
Anthony R. Pustorino Director Age: 87	Since 1986***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)
Salvatore J. Zizza Director Age: 67	Since 1986**	29

Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)

				Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 46	Since 2000	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Molly A.F. Marion Vice President and Ombudsman Age: 58	Since 2009	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2006

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Represents holders of the Fund’s Preferred Stock.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)		Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
	03/23/12	03/16/12	$0.14000		$0.04150	—	$0.09850	$5.63000
	06/22/12	06/15/12	0.14000		0.04150	—	0.09850	5.15000
	09/21/12	09/14/12	0.14000		0.04150	—	0.09850	5.66000
	12/20/12	12/14/12	0.14000		0.04150	—	0.09850	5.65000

			$0.56000		$0.16600	—	$0.39400
5.875% Series D Cumulative Preferred Stock
	03/26/12	03/19/12	$0.36719		$0.36719	—	—
	06/26/12	06/19/12	0.36719		0.36719	—	—
	09/26/12	09/19/12	0.36719		0.36719	—	—
	12/26/12	12/18/12	0.36719		0.36719	—	—

			$1.46875		$1.46875	—	—
6.200% Series F Cumulative Preferred Stock
	03/26/12	03/19/12	$0.38750		$0.38750	—	—
	06/26/12	06/19/12	0.38750		0.38750	—	—
	06/29/12	06/22/12	0.12000	(m)	0.12000	—	—
	09/26/12	09/19/12	0.38750		0.38750	—	—
	11/08/12	11/08/12	0.18080		0.18080	—	—

			$1.46330		$1.46330	—	—
Series G Cumulative Preferred Stock
	09/26/12	09/19/12	$0.22917		$0.22917	—	—
	12/26/12	12/18/12	0.37500		0.37500	—	—

			$0.60417		$0.60417	—	—
5.000% Series H Cumulative Preferred Stock
	12/26/12	12/18/12	$0.30560		$0.30560	—	—

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. There were no 2012 distributions derived from long-term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2012 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2012.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2012, the Fund paid to common, 5.875% Series D, 6.200% Series F, Series G, and 5.000% Series H preferred shareholders ordinary income dividends totaling $0.16600, $1.46875, $1.46330, $0.60417, and $0.30560 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $37.25000 and $35.63000 per share, respectively, in 2012. For the year ended December 31, 2012, 46.73% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 63.43% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2012 derived from U.S. Government securities was 0.10%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 0.85%. For the year ended December 31, 2012, 0.36% of the ordinary income dividend was qualified interest income.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2012

Historical Distribution Summary

	Investment Income	Short-Term Capital Gains (b)	Long-Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long-Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions (a)	Adjustment to Cost Basis
Common Stock
2012	$0.05800	$0.10800	—	$0.39400	—	—	$0.56000	$0.39400	–
2011	0.01676	0.00430	—	0.54895	—	—	0.57000	0.54895	–
2010	—	—	—	0.51000	—	—	0.51000	0.51000	–
2009	0.00040	—	—	0.71960	—	—	0.72000	0.71960	–
2008	0.01000	—	—	0.79000	—	—	0.80000	0.79000	–
2007 (d)	0.10455	0.05323	$0.52679	0.63543	—	—	1.32000	0.63543	–
2006	0.15690	0.06400	0.65910	—	—	—	0.88000	—
2005 (e)	0.08756	0.00672	0.75572	—	—	—	0.85000	—
2004	0.01930	0.04990	0.73080	—	—	—	0.80000	—
2003	0.01140	0.04480	0.63380	—	—	—	0.69000	—
2002	0.05180	0.01550	0.88270	—	—	—	0.95000	—
2001 (f)	0.06700	0.06400	0.94900	—	—	—	1.08000	—
2000	0.04070	0.15500	1.11430	—	—	—	1.31000	—
1999 (g)	0.03010	0.21378	0.99561	0.91176	—	—	2.15125	0.91176	–
1998	0.06420	—	1.10080	—	—	—	1.16500	—
1997	0.07610	0.00210	0.93680	0.02500	—	—	1.04000	0.02500	–
1996	0.10480	—	0.78120	0.11400	—	—	1.00000	0.11400	–
1995 (h)	0.12890	—	0.49310	0.37800	—	—	1.00000	0.37800	–
1994 (i)	0.13536	0.06527	0.30300	1.38262	—	—	1.88625	1.38262	–
1993 (j)	0.13050	0.02030	0.72930	0.22990	—	—	1.11000	0.22990	–
1992 (k)	0.20530	0.04050	0.29660	0.51760	—	—	1.06000	0.51760	–
1991 (l)	0.22590	0.03990	0.14420	0.68000	—	—	1.09000	0.68000	–
1990	0.50470	—	0.22950	0.44580	—	—	1.18000	0.44580	–
1989	0.29100	0.35650	0.66250	—	$0.62880	$0.21380	1.31000	0.41500	+
1988	0.14500	0.20900	0.19600	—	0.25130	0.08540	0.55000	0.16590	+
1987	0.25600	0.49100	0.33500	—	—	—	1.08200	—
5.875% Series D Cumulative Preferred Stock
2012	$0.51428	$0.95447	—	—	—	—	$1.46875	—
2011	1.16910	0.29965	—	—	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	—	—	1.46875	$0.41152	–
2009	1.46875	—	—	—	—	—	1.46875	—
2008	1.46875	—	—	—	—	—	1.46875	—
2007	0.22096	0.11474	$1.13305	—	—	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	—	—	1.46875	—
2005	0.14405	0.01170	1.31300	—	—	—	1.46875	—
2004	0.03542	0.09159	1.34174	—	—	—	1.46875	—
2003	0.00535	0.02086	0.29610	—	—	—	0.32231	—
6.200% Series F Cumulative Preferred Stock
2012 (m)	$0.51240	$0.95090	—	—	—	—	$1.46330	—
2011	1.23360	0.31640	—	—	—	—	1.55000	—
2010	1.11560	—	—	$0.43440	—	—	1.55000	$0.43440	–
2009	1.55000	—	—	—	—	—	1.55000	—
2008	1.55000	—	—	—	—	—	1.55000	—
2007	0.23330	0.12100	$1.19570	—	—	—	1.55000	—
2006	0.03527	0.01480	0.15229	—	—	—	0.20236	—
Series G Cumulative Preferred Stock
2012	$0.21155	$0.39262	—	—	—	—	$0.60417	—
5.000% Series H Cumulative Preferred Stock
2012	$0.10700	$0.19860	—	—	—	—	$0.30560	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2012

Historical Distribution Summary (Continued)

	Investment Income	Short-Term Capital Gains (b)	Long-Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long-Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions (a)	Adjustment to Cost Basis
Auction Rate Series C Cumulative Preferred Stock
2012	$13.04312	$24.20688	—	—	—	—	$37.25000	—
2011	29.61842	7.59158	—	—	—	—	37.21000	—
2010	47.84624	—	—	$18.62376	—	—	66.47000	$18.62376	–
2009	70.60000	—	—	—	—	—	70.60000	—
2008	760.66000	—	—	—	—	—	760.66000	—
2007	203.92150	105.89030	$1,045.88200	—	—	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	—	—	1,233.24000	—
2005	83.01020	6.73650	756.60330	—	—	—	846.35000	—
2004	9.15570	23.67550	346.83810	—	—	—	379.66930	—
2003	5.42000	21.05000	298.41000	—	—	—	324.88000	—
2002	12.28350	3.71450	209.89200	—	—	—	225.89000	—
Auction Rate Series E Cumulative Preferred Stock
2012	$12.47587	$23.15413	—				$35.63000	—
2011	27.47723	7.04277	—				34.52000	—
2010	48.73162	—	—	$18.96838	—	—	67.70000	$18.96838	–
2009	65.24000	—	—	—	—	—	65.24000	—
2008	783.29000	—	—	—	—	—	783.29000	—
2007	199.17211	103.42412	$1,021.33377	—	—	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	—	—	1,223.67000	—
2005	82.44330	6.69050	751.43620	—	—	—	840.57000	—
2004	9.30280	24.05620	352.41090	—	—	—	385.76000	—
2003	1.07000	4.18000	59.32000	—	—	—	64.57000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Net Asset Value was reduced by this amount on the last business day of the year. Non-taxable.
(d)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.
(e)	On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.
(f)	On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(g)	On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(h)	On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(i)	On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(j)	On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(k)	On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(l)	On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
(m)	On June 29, 2012, the Fund also distributed Rights equivalent to $0.12 per share based upon full subscription of all issued shares.
-	Decrease in cost basis
+	Increase in cost basis

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

One Corporate Center,

Rye, NY 10580-1422

Investment Objective:

The Gabelli Equity Trust Inc. is a non-diversified, closed-end management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

Stock Exchange Listing

	Common
NYSE–Symbol:	GAB
Shares Outstanding:	187,715,980
	Series D Preferred	Series G Preferred	Series H Preferred
NYSE–Symbol:	GAB PrD	GAB PrG	GAB PrH
Shares Outstanding:	2,363,860	2,816,524	4,200,000

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center,

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President &
Chief Executive Officer,	Acting Chief Compliance
GAMCO Investors, Inc.	Officer

Anthony J. Colavita	Agnes Mullady
President,	Treasurer & Secretary
Anthony J. Colavita, P.C.
Carter W. Austin
James P. Conn	Vice President
Former Managing Director
& Chief Investment Officer,	Molly A.F. Marion
Financial Security	Vice President &
Assurance Holdings Ltd.	Ombudsman

Frank J. Fahrenkopf, Jr.	INVESTMENT ADVISER
President &
Chief Executive Officer,	Gabelli Funds, LLC
American Gaming	One Corporate Center
Association	Rye, New York 10580-1422

Arthur V. Ferrara	CUSTODIAN
Former Chairman & Chief
Executive Officer,	The Bank of New York
Guardian Life Insurance	Mellon
Company of America
COUNSEL
William F. Heitmann
Former Senior Vice	Willkie Farr & Gallagher
President of Finance,	LLP
Verizon Communications,
Inc.	TRANSFER AGENT AND
REGISTRAR
Anthony R. Pustorino
Certified Public	Computershare Trust
Accountant,	Company, N.A.
Professor Emeritus,
Pace University

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GAB Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,427 for 2011 and $45,427 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $20,963 for 2011 and $37,500 for 2012. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2011 and $4,200 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

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- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.    Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

   Security Name and Cusip Number

   Date and Type of Meeting (Annual, Special, Contest)

   Client Name

   Adviser or Fund Account Number

   Directors’ Recommendation

   How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

  The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

  The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)    The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc. (the “Fund”). Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.

Mr. Zahid Siddique is an Associate Portfolio Manager of the Fund. Mr. Siddique joined GAMCO Investors, Inc. in 2005 as a security analyst, and currently leads a research team covering the global industrial and infrastructure sectors.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.8B	7	3.1B
	Other Pooled Investment Vehicles:	15	542.5M	13	534.6M
	Other Accounts:	1,869	14.7B	19	1.6B

2. Zahid Siddique	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1	902.9K	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.    As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.    Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.    At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.    A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli and Zahid Siddique each owned over $1,000,000 and $0, respectively, of shares of the Trust as of December 31, 2012.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 186,201,454 Preferred Series D – 2,363,860 Preferred Series F –5,850,402
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred Series D – N/A Preferred Series F – 702,193 Preferred Series G – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – $25.00 Preferred Series G – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – 702,193 Preferred Series G – N/A	Common – 186,201,454 Preferred Series D – 2,363,860 Preferred Series F – 5,148,209 Preferred Series G – 2,816,524
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred Series D – N/A Preferred Series F – 2,120,00 Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – $25.00 Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – 2,120,00 Preferred Series G – N/A Preferred Series H – N/A	Common – 186,959,527 Preferred Series D – 2,363,860 Preferred Series F – 3,028,209 Preferred Series G – 2,816,524 Preferred Series H – 4,200,000
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 186,959,527 Preferred Series D – 2,363,860 Preferred Series F – 3,028,209 Preferred Series G – 2,816,524 Preferred Series H – 4,200,000

Month #5 11/01/12 through 11/30/12	Common – N/A Preferred Series D –N/A Preferred Series F – 3,028,209 Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – $25.00 Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – 3,028,209 Preferred Series G – N/A Preferred Series H – N/A	Common – 186,959,527 Preferred Series D – 2,363,860 Preferred Series F – 0 Preferred Series G – 2,816,524 Preferred Series H – 4,200,000
Month 12/01/12 through 12/31/12	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 187,715,980 Preferred Series D – 2,363,860 Preferred Series G – 2,816,524 Preferred Series H – 4,200,000
Total	Common – N/A Preferred Series D – N/A Preferred Series F – 5,850,402 Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – $25.00 Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – 5,850,402 Preferred Series G – N/A Preferred Series H – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/11/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/11/2013

*   Print the name and title of each signing officer under his or her signature.